Van Kampen Trust for Investment Grade Municipals
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security  Purcha   Size   Offeri    Total    Amount   % of    % of
Purchased    se/     of      ng    Amount of    of    Offeri   Fund   Brokers
            Trade  Offeri  Price   Offering   Shares    ng      s
            Date     ng      of               Purcha  Purcha   Tota
                           Shares               sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
Commonwea  5/13/0    -     $97.67 $1,192,295  3,500,   0.29%   0.50   Goldman,
  lth of      4                      ,000       000             %     Sachs &
  Puerto                                                              Co., JP
   Rico                                                               Morgan,
  Public                                                               Morgan
Improveme                                                             Stanley,
    nt                                                                Samuel A
                                                                     Ramirez &
                                                                     Co., Inc.,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                       Lehman
                                                                     Brothers,
                                                                      Wachovia
                                                                       Bank,
                                                                      National
                                                                     Associatio
                                                                         n,
                                                                     Citigroup,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co.,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc.

                                                                      Goldman,
                                                                      Sachs &
                                                                     Co., Bear,
   New     8/13/0    -     $103.4 $807,502,3  1,500,   0.19%   0.21  Stearns &
  Jersey      4              5        55        000             %    Co., Inc.,
 Economic                                                             Advest,
Developme                                                            Inc., PNC
    nt                                                                Capital
Authority                                                             Markets,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co.,
                                                                      Jackson
                                                                     Securities
                                                                     , Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                     Sturdivant
                                                                       & Co.,
                                                                       Inc.,
                                                                       Morgan
                                                                      Stanley,
                                                                       Lehman
                                                                     Brothers,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                      Wachovia
                                                                       Bank,
                                                                     N.A., Loop
                                                                      Capital
                                                                      Markets,
                                                                        LLC,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co., LLC,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc.

                                                                     Citigroup,
                                                                      RBC Dain
                                                                     Rauscher,
   New     10/7/0    -     $97.49 $1,468,395  1,500,   0.10%   0.21   Goldman,
  Jersey      4                      ,000       000             %     Sachs &
 Economic                                                               Co.,
Developme                                                            JPMorgan,
    nt                                                                  A.G.
Authority                                                             Edwards,
                                                                     JB Hanauer
                                                                     & Co., PNC
                                                                      Capital
                                                                      Markets,
                                                                     Ryan Beck
                                                                       & Co.,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                       Morgan
                                                                      Keegan &
                                                                      Company,
                                                                       Inc.,
                                                                       Powell
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co., LLC,
                                                                     Ramirez &
                                                                     co., Inc.,
                                                                     Blaylock &
                                                                     Partners,
                                                                       L.P.,
                                                                       Morgan
                                                                      Stanley,
                                                                       Bear,
                                                                     Stearns &
                                                                     Co., Inc.,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                      Inc., NW
                                                                     Capital (a
                                                                      division
                                                                     of Windsor
                                                                     Financial
                                                                      Group),
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                      Sterne &
                                                                       Agee &
                                                                       Leach,
                                                                        Inc.